Exhibit 99.1

For Immediate Release	For more information, contact Media: Media.relations@CenterPointEnergy.com Investors: Jackie Richert/Ben Vallejo Phone: 713.207.6500 Page 1 of 4

CenterPoint Energy announces sale of its Louisiana and Mississippi natural gas assets to Bernhard Capital Partners for $1.2 billion

•	Transaction valuation represents approximately 32 multiple of 2023 Louisiana and Mississippi Local Distribution (LDC) earnings

•	Sale will enable company to efficiently recycle approximately $1 billion in anticipated after-tax cash proceeds to support industry-leading capital plan

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Transaction also enables CenterPoint to reprioritize future capital investments related to those assets of approximately $1 billion elsewhere across its regulated Electric and Natural Gas utility footprint

•	Closing expected toward the end of first quarter of 2025

•	Sale will not change company’s targeted utility non-GAAP EPS growth rate of 8% in 2024, and the mid-to-high end of 6%-8% annually from 2025 through 2030

•	Company reiterates long-term confidence in and commitment to its Natural Gas Business

Houston – Feb. 20, 2024 – CenterPoint Energy, Inc. (NYSE: CNP) (“CenterPoint”) today announced the sale of its Louisiana and Mississippi natural gas LDC businesses to Bernhard Capital Partners, a services and infrastructure-focused private equity management firm, for $1.2 billion. The assets include approximately 12,000 miles of main pipeline in Louisiana and Mississippi serving approximately 380,000 metered customers. CenterPoint’s LDCs are the second largest natural gas LDCs in both Louisiana and Mississippi by customer accounts, with a combined workforce of approximately 550 employees.

The sales price of $1.2 billion represents approximately 32 multiple of 2023 Louisiana and Mississippi LDC earnings. The transaction is anticipated to close toward the end of first quarter of 2025, subject to customary closing conditions, including Hart-Scott-Rodino antitrust clearance and state regulatory approvals.

“I would like to thank our Louisiana and Mississippi LDC employees, as well as the team members who support these businesses, for their focus on safety, performance, and results. Together, they are our customers’ trusted energy partner in these regions,” said Jason Wells, President and Chief Executive Officer of CenterPoint. “The transaction will allow us to optimize our portfolio of utility operations and efficiently recycle approximately $1 billion in after-tax cash proceeds into our service territory where we have both electric and natural gas operations or where we have a larger presence at a valuation that is more efficient than issuing common equity. The sale will also enable us to redeploy approximately $1 billion of future capital expenditures intended for Louisiana and Mississippi into jurisdictions with less regulatory lag thereby enhancing the ongoing earnings power of the company.”

For Immediate Release	For more information, contact Media: Media.relations@CenterPointEnergy.com Investors: Jackie Richert/Ben Vallejo Phone: 713.207.6500 Page 2 of 4

Wells added, “This will mark the fourth time over the past few years in which we have recycled sales proceeds and reinvested them in our regulated businesses for the benefit of all stakeholders. The transaction, along with the reinvested capital, will not change our targeted non-GAAP EPS growth rate of 8% in 2024, and the mid-to-high end of 6%-8% annually from 2025 through 2030. The efficiency of this transaction and portfolio optimization will further enhance our ability to continue executing our industry-leading long-term growth strategy for years to come.

“Our Natural Gas Business is core to our company and together with our Electric Business will continue to be a cornerstone of our long-term growth strategy,” said Wells. “From an operational and strategic perspective, we remain confident in and committed to our regulated natural gas utilities in Texas, Indiana, Minnesota, and Ohio where we have significant footprints and rate bases.” CenterPoint’s Louisiana and Mississippi LDCs represent less than 4% of the company’s overall rate base.

Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC served as CenterPoint’s financial advisors. Latham and Watkins LLP, Phelps Dunbar LLP, and Brunini, Grantham, Grower & Hewes, PLLC served as CenterPoint’s legal advisors.

About CenterPoint Energy, Inc.

As the only investor-owned electric and gas utility based in Texas, CenterPoint Energy, Inc. (NYSE: CNP) is an energy delivery company with electric transmission and distribution, power generation and natural gas distribution operations that serve more than 7 million metered customers in Indiana, Louisiana, Minnesota, Mississippi, Ohio and Texas. As of September 30, 2023, the company owned approximately $39 billion in assets. With approximately 8,900 employees, CenterPoint Energy and its predecessor companies have been in business for more than 150 years. For more information, visit www.CenterPointEnergy.com.

About Bernhard Capital Partners

Bernhard Capital Partners is a services and infrastructure-focused private equity management firm established in 2013. Bernhard Capital Partners has deployed capital in four funds across several strategies and has approximately $3.4 billion of gross assets under management. Bernhard Capital Partners seeks to create sustainable value by leveraging its experience in acquiring, operating and growing services and infrastructure businesses. For more information, visit www.BernhardCapital.com.

Use of Non-GAAP Measures

As included in this news release, CenterPoint provides guidance based on non-GAAP income and non-GAAP diluted earnings per share. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure.

For Immediate Release	For more information, contact Media: Media.relations@CenterPointEnergy.com Investors: Jackie Richert/Ben Vallejo Phone: 713.207.6500 Page 3 of 4

Management evaluates CenterPoint’s financial performance in part based on non-GAAP income and non-GAAP earnings per share. Management believes that presenting these non-GAAP financial measures enhances an investor’s understanding of CenterPoint’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in these non-GAAP financial measures exclude items that management believes do not most accurately reflect the company’s fundamental business performance. CenterPoint’s non-GAAP income and non-GAAP diluted earnings per share measures should be considered as a supplement to, and not as a substitute for, or superior to, income available to common shareholders and diluted earnings per share, which respectively are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies.

2024 non-GAAP EPS guidance range

•	2024 non-GAAP EPS guidance excludes:

•	Earnings or losses from the change in value of ZENS and related securities; and

•	Gain and impact, including related expenses, associated with mergers and divestitures, such as the Louisiana and Mississippi gas LDC sales.

In providing 2024 non-GAAP EPS guidance, CenterPoint does not consider the items noted above and other potential impacts such as changes in accounting standards, impairments, or other unusual items, which could have a material impact on GAAP reported results for the applicable guidance period. The 2024 non-GAAP EPS guidance ranges also consider assumptions for certain significant variables that may impact earnings, such as customer growth and usage including normal weather, throughput, recovery of capital invested, effective tax rates, financing activities and related interest rates, and regulatory and judicial proceedings. To the extent actual results deviate from these assumptions, the 2024 non-GAAP EPS guidance ranges may not be met, or the projected annual non-GAAP EPS growth rate may change. CenterPoint is unable to present a quantitative reconciliation of forward-looking non-GAAP diluted earnings per share without unreasonable effort because changes in the value of ZENS and related securities, future impairments, and other unusual items are not estimable and are difficult to predict due to various factors outside of management’s control.

Forward-Looking Statements

This news release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this news release are forward-looking statements made in good faith by us and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this Current Report, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,”

For Immediate Release	For more information, contact Media: Media.relations@CenterPointEnergy.com Investors: Jackie Richert/Ben Vallejo Phone: 713.207.6500 Page 4 of 4

“predict,” “projection,” “should,” “target,” “will” or other similar words are intended to identify forward-looking statements. These forward-looking statements are based upon assumptions of management which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual events and results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements include, but are not limited to, the timing of the closing of the Transaction. Each forward-looking statement contained in this news release speaks only as of the date of this report. Important factors that could cause actual results to differ materially from those indicated by the provided forward-looking information include risks and uncertainties relating to (1) the timing of the expiration or termination of the Hart-Scott-Rodino waiting period and the receipt of any consents, waivers or approvals required to be obtained pursuant to applicable antitrust laws, (2) the occurrence of any event, change or other circumstances that could give rise to the termination of the Transaction or could otherwise cause the failure of the Transaction to close, (3) the risk that a condition to the closing of the Transaction may not be satisfied, including obtaining required regulatory approvals, (4) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted relating to the Transaction, (5) the timing to consummate the Transaction, (6) disruption from the Transaction making it more difficult to maintain relationships with customers, employees, regulators or suppliers, (7) the diversion of management time and attention on the Transaction and (8) other factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and other reports the Company may file from time to time with the Securities and Exchange Commission.

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